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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




Date of Report (Date of earliest event reported)     November 14, 2001
                                                  ------------------------------

                                Tetra Tech, Inc.
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             (Exact name of registrant as specified in its charter)





           Delaware                 0-19566               95-4148514
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       (State or other            (Commission          (I.R.S. Employer
         jurisdiction            File Number)         Identification No.)
       of incorporation)





           670 N. Rosemead Boulevard, Pasadena, California 91107-2190
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                 (Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code   (626) 351-4664
                                                  ------------------------------



                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

      On November 14, 2001, Tetra Tech, Inc. ("Tetra Tech") announced results for its fourth fiscal quarter and fiscal year ended September 30, 2001 and that its board of directors has approved a 5-for-4 stock split (to be effected in the form of a 25% stock dividend). Tetra Tech's press release, dated November 14, 2001, titled "Tetra Tech Reports Fourth Quarter 2001 Results and Announces Stock Split" is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      99.1 Press Release titled "Tetra Tech Reports Fourth Quarter 2001 Results and Announces Stock Split"


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Date:  November 14, 2001


                                TETRA TECH, INC.


                                By:   /s/ James M. Jaska
                                      ------------------------------------------
                                      James M. Jaska
                                      President and Chief Financial Officer


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